Exhibit 10.2

IBM and Brocade
Statement of Work

Base Agreement # ROC-P-68
SOW # 7 (Contract Number 4907015087.0)

SOW #7
Amendment # 11

This Amendment # 11 is subject to the terms and conditions and forms a part of Statement of Work 7, as amended, and its related Agreement # ROC-P-68 (collectively, “Agreement”) between International Business Machines Corporation (“Buyer” or “IBM”) and Brocade Communications Systems, Inc. and Brocade Communications Switzerland, SarL (individually and collectively, “Supplier” or “Brocade”). For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

PURPOSE:

The purpose of this Amendment # 11 is to add IBM Network Advisor 12.4.x as a Licensed Work under this SOW #7.

NOW, THEREFORE, THE FOLLOWING CHANGES ARE MADE TO SOW #7 BY THIS AMENDMENT #11:

1.
Delete Table 4, IBM Network Advisor Pricing, to Attachment A, and replace with the updated Table 4, IBM Network Advisor Pricing, to Attachment A, as set forth in substantially the form attached hereto as Exhibit 2 to this Amendment.

2.	Delete Exhibit 1, Attachment F-3, and replace with updated Exhibit 1, Attachment F-3.

(The remainder of this page intentionally left blank)

IBM/Brocade	Page 1 of 4
Amendment #11 to SOW #7 (Contract Number 4907015087.0)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications Systems, Inc.

By: /s/ David Lake	By: /s/ Charles Leeming
(Authorized signature)	(Authorized signature)

Name David Lake	Name Charles Leeming
(Type or print)	(Type or print)

Title Procurement GCM	Title Global VP, OEM, Distribution & Channels

Date 6-10-15	Date 6-10-15

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL

By: /s/ Pierre MATTENBERGER
(Authorized signature)

Name Pierre MATTENBERGER
(Type or print)

Title Director

Date June 9th, 2015

IBM/Brocade	Page 2 of 4
Amendment #11 to SOW #7 (Contract Number 4907015087.0)

Exhibit 1
Attachment F-3

Branding, Description of Licensed Work, and Milestone Schedules
For Network Advisor

1.0 Buyer Branded Version of  Supplier’s OEM Software Product
The Licensed Work will be comprised of a Buyer-branded version of Supplier’s Brocade Network Advisor software product. The Buyer branded version will be called “IBM Network Advisor.” Supplier consents to the use by Buyer the name “IBM Network Advisor”, “Network Advisor”. The Licensed Work will be provided by Supplier to Buyer in Object Code format.

2.0 Description of Licensed Works

2.1    Description of Licensed Work for IBM Network Advisor

Code Name	Version	Description	Documentation	Format	Delivery Requirements
Network Advisor	12.0.x 12.1.x 12.3.x [***]	IBM Network Advisor	Online	Object Code	CD, License key documentation [***]

2.1.1 Operating System Requirements
Brocade Network Advisor operating system requirements can be found in Brocade documentation located on line via our partner web portal. To access, log in to MyBrocade -> documentation -> management software. Brocade Network Advisor Installation Guide (by version). Specific document part numbers listed below.

IBM Network Advisor v12.0.x
Brocade Network Advisor
Installation and Migration Guide
PN: 53-1002699-01
Date: December 17, 2012

IBM Network Advisor v12.1.x
Brocade Network Advisor
Installation and Migration Guide
PN: 53-1002950-01
Date: July 26, 2013

IBM Network Advisor v12.3.x
Brocade Network Advisor
SAN Installation and Migration Guide
PN: 53-1003158-01
Date: July 11, 2014

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IBM/Brocade	Page 3 of 4
Amendment #11 to SOW #7 (Contract Number 4907015087.0)

[***]

2.2 Documentation : Supplier will provide Buyer with IBM branded customer documentation.
      a) Internal (standard Supplier documentation)
      b) External (on-line documentation)
      c) No other related written materials

2.2.1 Other Materials:
a)    Quality Plan:  Supplier will provide Buyer with quality plan upon Buyer’s request
b)    Test Results:  Supplier will provide Buyer with available test results upon Buyer’s request
c)     Test Cases:    Supplier will provide Buyer with available test cases upon Buyer’s request.
d)    Maintenance and Support Reports (including information required and format)
e)     Promotional Materials: Buyer and Supplier will mutually determine what promotional materials are needed for the Licensed Works.
f)     Education/Training material: Buyer and Supplier will mutually determine what Education and Training materials are needed for the Licensed Works.

2.2.2 Code deposited on CD media and shipped to Buyer as directed on Buyer’s purchase order. Beginning with v12.3, Code is available on IBM’s support download site only.

3.    Identification of Tools
No tools are provided for the Licensed Works.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IBM/Brocade	Page 4 of 4
Amendment #11 to SOW #7 (Contract Number 4907015087.0)

TABLE 4 - IBM NETWORK ADVISOR PRICING

4907015087 (SOW-7) - AMENDMENT 11
Product Price List and Description
Date: JUNE 5, 2015 FINAL

BROCADE	IBM	IBM (End-Customer P/N)			IBM NETWORK ADVISOR
Brocade p/n	IBM Hub Stock P/N	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	Unit Price	Software Maintenance	TOTAL UNIT PRICE
IBM Machine Type / Model: 5639-NAT					IBM System Storage Data Center Fabric Manager v12.x
IB-NA-SAN-ENT3-M		[***]	[***]	[***]	NA Ent v12 Per Install with 1 Year SW Maintenance	[***]	[***]	[***]	(-M = 13 months SW Maintenance )
IB-NA-SAN-PLU-UPG3-M		[***]	[***]	[***]	Add NA Ent to ProPlus v12 Per Install with 1 Year SW Maintenance	[***]	[***]	[***]	(-M = 13 months SW Maintenance )
IB-NA-SAN-PLU3-M		[***]	[***]	[***]	NA ProPlus v12 Per Install with 1 Year SW Maintenance	[***]	[***]	[***]	(-M = 13 months SW Maintenance )
NA v12 Media Kits
IB-NA-SAN-12ENT	LCD7-5634-00	[***]	[***]	[***]	NA v12 Media Kit Enterprise Code DVD and LEF CD. MUST be ordered in quantity of 50 units (MOQ)	[***]	[***]	[***]
IB-NA-SAN-12PLU-UPG	LCD7-5636-00	[***]	[***]	[***]	NA v12 Media Kit upgrade Code DVD and LEF CD MUST be ordered in quantity of 50 units (MOQ)	[***]	[***]	[***]
IB-NA-SAN-12PLU	LCD7-5635-00	[***]	[***]	[***]	NA v12 Media Kit ProPlus Code DVD and LEF CD MUST be ordered in quantity of 50 units (MOQ)	[***]	[***]	[***]
NA v12.1 Media Kits
IB-NA-SAN-121ENT	LCD7-5634-01	[***]	[***]	[***]	NA v12.1 Media Kit Enterprise Code DVD and LEF CD. MUST be ordered in quantity of 50 units (MOQ)	[***]	[***]	[***]
IB-NA-SAN-121PLU-UPG	LCD7-5636-01	[***]	[***]	[***]	NA v12.1 Media Kit upgrade Code DVD and LEF CD MUST be ordered in quantity of 50 units (MOQ)	[***]	[***]	[***]
IB-NA-SAN-121PLU	LCD7-5635-01	[***]	[***]	[***]	NA v12.1 Media Kit ProPlus Code DVD and LEF CD MUST be ordered in quantity of 50 units (MOQ)	[***]	[***]	[***]
NA v12.3 [***] Paperpack
IB-NA-SAN-123ENT	SC27-6629-00	[***]	[***]	[***]	IBM Network Advisor paperpack includes Enterprise Transaction Key MUST be ordered in quantity of 50 units (MOQ)	[***]	[***]	[***]

Amendment 11 to SOW 7	Page 1
Table 4	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE 4 - IBM NETWORK ADVISOR PRICING

4907015087 (SOW-7) - AMENDMENT 11
Product Price List and Description
Date: JUNE 5, 2015 FINAL

BROCADE	IBM	IBM (End-Customer P/N)			IBM NETWORK ADVISOR
Brocade p/n	IBM Hub Stock P/N	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	Unit Price	Software Maintenance	TOTAL UNIT PRICE
IB-NA-SAN-123PLU-UPG	SC27-6631-00	[***]	[***]	[***]	IBM Network Advisor paperpack includes Pro Plus to Enterprise UpgradeTransaction Key MUST be ordered in quantity of 50 units (MOQ)	[***]	[***]	[***]
IB-NA-SAN-123PLU	SC27-6632-00	[***]	[***]	[***]	IBM Network Advisor paperpack includes Pro Plus Transaction Key MUST be ordered in quantity of 50 units (MOQ)	[***]	[***]	[***]
IBM Machine Type / Model: 5639-NA2					IBM NETWORK ADVISOR 1 Yr Renewal
N/A		[***]	[***]	[***]	Per Install SW Maintenance NoCharge Registration	[***]	[***]	[***]
IB-NA-SAN-ENT-SVC-MAINT		[***]	[***]	[***]	Per Install SW Maintenance 1 Year Renewal	[***]	[***]	[***]
N/A		[***]	[***]	[***]	Per Install SW Maintenance NoCharge Registration	[***]	[***]	[***]
IB-NA-SAN-PLU-SVC-MAINT		[***]	[***]	[***]	Per Install SW Maintenance 1 Year Renewal	[***]	[***]	[***]
IBM Machine Type / Model: 5639-NA3					IBM NETWORK ADVISOR 1 Yr After License
IB-NA-SAN-ENT-SVC-MAINT1A		[***]	[***]	[***]	Per Install SW Maintenance 1 Year After License	[***]	[***]	[***]
IB-NA-SAN-PLU-SVC-MAINT1A		[***]	[***]	[***]	Per Install SW Maintenance 1 Year After License	[***]	[***]	[***]
IBM Machine Type / Model: 5639-NA4					IBM NETWORK ADVISOR 3 Yr Registration
IB-NA-SAN-ENT-SVC-MAINT3R		[***]	[***]	[***]	Per Install SW Maintenance 3 Year Registration	[***]	[***]	[***]	(2yr SVC additional to 1yr -M)
IB-NA-SAN-PLU-SVC-MAINT3R		[***]	[***]	[***]	Per Install SW Maintenance 3 Year Registration	[***]	[***]	[***]	(2yr SVC additional to 1yr -M)
IBM Machine Type / Model: 5639-NA5					IBM NETWORK ADVISOR 3 Yr Renewal
IB-NA-SAN-ENT-SVC-MAINT3		[***]	[***]	[***]	Per Install SW Maintenance 3 Year Renewal	[***]	[***]	[***]	(3yr duration renewal)
IB-NA-SAN-PLU-SVC-MAINT3		[***]	[***]	[***]	Per Install SW Maintenance 3 Year Renewal	[***]	[***]	[***]	(3yr duration renewal)
IBM Machine Type / Model: 5639-NA6					IBM NETWORK ADVISOR 3 Yr After License
IB-NA-SAN-ENT-SVC-MAINT3A		[***]	[***]	[***]	Per Install SW Maintenance 3 Year After License	[***]	[***]	[***]	(3yr duration renewal)

Amendment 11 to SOW 7	Page 2
Table 4	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE 4 - IBM NETWORK ADVISOR PRICING

4907015087 (SOW-7) - AMENDMENT 11
Product Price List and Description
Date: JUNE 5, 2015 FINAL

BROCADE	IBM	IBM (End-Customer P/N)			IBM NETWORK ADVISOR
Brocade p/n	IBM Hub Stock P/N	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	Unit Price	Software Maintenance	TOTAL UNIT PRICE
IB-NA-SAN-PLU-SVC-MAINT3A		[***]	[***]	[***]	Per Install SW Maintenance 3 Year After License	[***]	[***]	[***]	(3yr duration renewal)

Amendment 11 to SOW 7	Page 3
Table 4	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE 4 - IBM NETWORK ADVISOR PRICING

4907015087 (SOW-7) - AMENDMENT 11
Product Price List and Description
Date: JUNE 5, 2015 FINAL

BROCADE	IBM	IBM (End-Customer P/N)			IBM NETWORK ADVISOR
Brocade p/n	IBM Hub Stock P/N	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	[***]	[***]	[***]
IBM Machine Type / Model: 5639-NA1					IBM System Storage Data Center Fabric Manager v11.x				NOTES
IB-NA-SAN-ENT2-M		[***]	[***]	[***]	NA Ent V11 Per Install with 1 Year SW Maintenance	[***]	[***]	[***]	(-M = 13 months SW Maintenance )
IB-NA-SAN-PLU-UPG2-M		[***]	[***]	[***]	Add NA Ent to ProPlus V11 Per Install with 1 Year SW Maintenance	[***]	[***]	[***]	(-M = 13 months SW Maintenance )
IB-NA-SAN-PLU2-M		[***]	[***]	[***]	NA ProPlus V11 Per Install with 1 Year SW Maintenance	[***]	[***]	[***]	(-M = 13 months SW Maintenance )
IB-NA-SAN-ENT	LK4T-4924-01	[***]			NA V11 Media Kit Enterprise Code DVD and LEF CD MUST be ordered in quantity of 50 units	[***]	[***]	[***]
IB-NA-SAN-PLU-UPG	LK4T-4926-01	[***]			NA V11 Media Kit upgrade Code DVD and LEF CD MUST be ordered in quantity of 50 units	[***]	[***]	[***]
IB-NA-SAN-PLU	LK4T-4925-01	[***]			NA V11 Media Kit ProPlus Code DVD and LEF CD MUST be ordered in quantity of 50 units	[***]	[***]	[***]

Amendment 11 to SOW 7	Page 4
Table 4	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.